Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2010	2009	2010	2009

OPERATING REVENUES:
Gas utility	$122.9	$139.1	$591.0	$666.5
Electric utility	151.0	132.7	295.9	257.7
Nonutility revenues	128.5	103.7	255.8	246.5
Total operating revenues	402.4	375.5	1,142.7	1,170.7

OPERATING EXPENSES:
Cost of gas sold	41.5	58.0	339.3	412.6
Cost of fuel and purchased power	57.8	50.3	115.8	97.3
Cost of nonutility revenues	49.4	43.3	109.9	117.5
Other operating	132.3	125.3	261.2	248.0
Depreciation and amortization	57.2	53.0	113.0	104.4
Taxes other than income taxes	12.1	13.2	35.2	36.7
Total operating expenses	350.3	343.1	974.4	1,016.5

OPERATING INCOME	52.1	32.4	168.3	154.2

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	(13.9)	(23.3)	(5.7)	(10.7)
Other income - net	0.9	4.1	0.4	6.5
Total other income (expense)	(13.0)	(19.2)	(5.3)	(4.2)

INTEREST EXPENSE	26.0	25.5	52.0	48.2

INCOME (LOSS) BEFORE INCOME TAXES	13.1	(12.3)	111.0	101.8

INCOME TAXES	4.4	(5.6)	39.1	35.7

NET INCOME (LOSS)	$8.7	$(6.7)	$71.9	$66.1

AVERAGE COMMON SHARES OUTSTANDING	81.0	80.7	81.0	80.7
DILUTED COMMON SHARES OUTSTANDING	81.2	80.7	81.2	80.7

EARNINGS (LOSS) PER SHARE OF COMMON STOCK

BASIC	$0.11	$(0.08)	$0.89	$0.82

DILUTED	$0.11	$(0.08)	$0.89	$0.82

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2010	2009	2010	2009

OPERATING REVENUES:
Gas utility	$122.9	$139.1	$591.0	$666.5
Electric utility	151.0	132.7	295.9	257.7
Other	0.4	0.4	0.8	0.8
Total operating revenues	274.3	272.2	887.7	925.0

OPERATING EXPENSES:
Cost of gas sold	41.5	58.0	339.3	412.6
Cost of fuel and purchased power	57.8	50.3	115.8	97.3
Other operating	71.2	78.7	152.8	158.0
Depreciation and amortization	46.8	45.0	93.3	88.9
Taxes other than income taxes	11.6	12.6	33.9	35.4
Total operating expenses	228.9	244.6	735.1	792.2

OPERATING INCOME	45.4	27.6	152.6	132.8

OTHER INCOME - NET	0.8	2.5	3.0	4.0

INTEREST EXPENSE	20.3	20.0	40.6	38.7

INCOME BEFORE INCOME TAXES	25.9	10.1	115.0	98.1

INCOME TAXES	9.7	3.5	43.4	35.3

NET INCOME	$16.2	$6.6	$71.6	$62.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	June 30,	December 31,
	2010	2009

ASSETS
Current Assets
Cash & cash equivalents	$16.8	$11.9
Accounts receivable - less reserves of $4.7 &
$5.2, respectively	138.7	162.4
Accrued unbilled revenues	58.2	144.7
Inventories	160.3	167.8
Recoverable fuel & natural gas costs	3.2	-
Prepayments & other current assets	76.3	95.1
Total current assets	453.5	581.9

Utility Plant
Original cost	4,697.1	4,601.4
Less: accumulated depreciation & amortization	1,779.7	1,722.6
Net utility plant	2,917.4	2,878.8

Investments in unconsolidated affiliates	169.9	186.2
Other utility and corporate investments	32.8	33.2
Other nonutility investments	40.6	46.2
Nonutility property - net	486.0	482.6
Goodwill - net	242.0	242.0
Regulatory assets	174.8	187.9
Other assets	29.5	33.0
TOTAL ASSETS	$4,546.5	$4,671.8

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$115.5	$183.8
Accounts payable to affiliated companies	25.4	54.1
Refundable fuel & natural gas costs	1.3	22.3
Accrued liabilities	186.0	174.7
Short-term borrowings	145.6	213.5
Current maturities of long-term debt	49.1	48.0
Long-term debt subject to tender	41.3	51.3
Total current liabilities	564.2	747.7

Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,549.4	1,540.5

Deferred Income Taxes & Other Liabilities
Deferred income taxes	480.2	458.7
Regulatory liabilities	327.8	322.1
Deferred credits & other liabilities	205.8	205.6
Total deferred credits & other liabilities	1,013.8	986.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.2 and 81.1 shares, respectively	670.7	666.8
Retained earnings	754.1	737.2
Accumulated other comprehensive income (loss)	(5.7)	(6.8)
Total common shareholders' equity	1,419.1	1,397.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,546.5	$4,671.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	For the six months ended
	June 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$71.9	$66.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	113.0	104.4
Deferred income taxes & investment tax credits	17.6	20.5
Equity in losses of unconsolidated affiliates	5.7	10.7
Provision for uncollectible accounts	10.2	9.4
Expense portion of pension & postretirement benefit cost	4.5	5.9
Other non-cash charges - net	14.5	(0.8)
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	100.0	232.3
Inventories	7.5	23.8
Recoverable/refundable fuel & natural gas costs	(24.2)	26.5
Prepayments & other current assets	17.6	67.5
Accounts payable, including to affiliated companies	(98.8)	(185.2)
Accrued liabilities	14.0	(2.6)
Unconsolidated affiliate dividends	12.2	10.9
Employer contributions to pension & postretirement plans	(8.2)	(16.4)
Changes in noncurrent assets	9.5	5.0
Changes in noncurrent liabilities	(8.3)	(10.1)
Net cash flows from operating activities	258.7	367.9

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Dividend reinvestment plan & other	3.1	3.1
Long-term debt	-	290.8
Requirements for:
Dividends on common stock	(55.1)	(54.1)
Retirement of long-term debt	(1.6)	(1.7)
Net change in short-term borrowings	(67.9)	(430.7)
Net cash flows from financing activities	(121.5)	(192.6)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.5	-
Other collections	6.8	1.1
Requirements for:
Capital expenditures, excluding AFUDC equity	(137.2)	(213.6)
Unconsolidated affiliate investments	(0.1)	(0.1)
Other investments	(2.3)	(0.8)
Net cash flows from investing activities	(132.3)	(213.4)

Net change in cash & cash equivalents	4.9	(38.1)
Cash & cash equivalents at beginning of period	11.9	93.2
Cash & cash equivalents at end of period	$16.8	$55.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2010	2009	2010	2009

REPORTED EARNINGS:
Utility Group	$16.2	$6.6	$71.6	$62.8

Nonutility Group
Energy Marketing and Services	(8.9)	(4.7)	1.3	10.8
Charge related to Liberty Gas Storage Investment	-	(11.9)	-	(11.9)
Subtotal Energy Marketing and Services	(8.9)	(16.6)	1.3	(1.1)
Coal Mining	1.7	0.7	5.6	3.4
Energy Infrastructure Services	3.7	3.6	0.4	3.0
Other Businesses	(4.0)	(0.7)	(7.0)	(1.8)
Total Nonutility Group	(7.5)	(13.0)	0.3	3.5

Corporate and Other	-	(0.3)	-	(0.2)

Vectren Consolidated	$8.7	$(6.7)	$71.9	$66.1

REPORTED EPS	$0.11	$(0.08)	$0.89	$0.82

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2010	2009	2010	2009

GAS OPERATING REVENUES (Millions):
Residential	$82.6	$94.1	$406.4	$457.2
Commercial	26.4	31.7	148.0	172.4
Industrial	11.0	10.5	29.8	29.0
Other Revenue	2.9	2.8	6.8	7.9
	$122.9	$139.1	$591.0	$666.5

GAS MARGIN (Millions):
Residential	$54.2	$53.7	$167.4	$168.8
Commercial	13.9	14.8	50.7	52.3
Industrial	10.2	9.3	26.4	24.4
Other	3.1	3.3	7.2	8.4
	$81.4	$81.1	$251.7	$253.9

GAS SOLD & TRANSPORTED (MMDth):
Residential	6.1	8.6	44.4	45.4
Commercial	2.8	4.0	19.1	19.8
Industrial	19.2	15.7	45.8	39.8
	28.1	28.3	109.3	105.0

AVERAGE GAS CUSTOMERS
Residential	894,200	892,613	901,462	901,114
Commercial	82,470	82,901	83,201	83,708
Industrial	1,636	1,633	1,627	1,622
	978,306	977,147	986,290	986,444

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	65%	99%	103%	104%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2010	2009	2010	2009

ELECTRIC OPERATING REVENUES (Millions):
Residential	$48.6	$45.4	$97.9	$89.0
Commercial	39.7	37.7	72.9	68.7
Industrial	51.7	41.6	97.6	77.3
Other Revenue	1.5	1.5	3.4	3.0
Total Retail	141.5	126.2	271.8	238.0
Net Wholesale Revenues	9.5	6.5	24.1	19.7
	$151.0	$132.7	$295.9	$257.7

ELECTRIC MARGIN (Millions):
Residential	$34.7	$32.4	$68.4	$63.4
Commercial	25.7	24.5	47.4	45.6
Industrial	24.8	20.3	47.2	38.9
Other	1.4	1.2	3.1	2.8
Total Retail	86.6	78.4	166.1	150.7
Net Wholesale Margin	6.6	4.0	14.0	9.7
	$93.2	$82.4	$180.1	$160.4

ELECTRICITY SOLD (GWh):
Residential	356.2	334.8	767.4	712.6
Commercial	360.3	345.7	661.0	639.5
Industrial	697.1	557.4	1,307.5	1,066.4
Other Sales - Street Lighting	5.1	4.5	11.1	9.6
Total Retail	1,418.7	1,242.4	2,747.0	2,428.1
Wholesale	108.8	64.8	344.2	406.4
	1,527.5	1,307.2	3,091.2	2,834.5

AVERAGE ELECTRIC CUSTOMERS
Residential	122,754	122,107	122,891	122,348
Commercial	18,373	18,349	18,344	18,347
Industrial	107	105	107	104
Other	33	33	33	33
	141,267	140,594	141,375	140,832

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)	146%	120%	144%	119%
Heating Degree Days (Indiana)	53%	93%	101%	94%